UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED – SEPTEMBER 23, 2013

CIG WIRELESS CORP.

(Exact name of Registrant as specified in its charter)

NEVADA	000-53677	68-0672900
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

Five Concourse Parkway, Suite 3100

Atlanta, GA 30328

(Address of principal executive offices)

(678) 332-5000

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of New Member to the Audit Committee

Effective as of September 23, 2013, Mr. Jarret Cohen, a member of the Board of Directors (the “Board”) of CIG Wireless Corp. (the “Company”), has been appointed to the Audit Committee of the Board.

Election of New Member to the Compensation Committee

Effective as of September 23, 2013, Mr. Scott Troeller, a member of the Board, has been appointed to the Compensation Committee of the Board.

Item 5.03:	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 23, 2013, the Board amended the Company’s By-Laws to include the following provisions:

Amendment to Article I

Article I, Section ..02 of the Company’s Bylaws has been deleted in its entirety and replaced with the following provision:

Article I.

Shareholders Meeting

.02 Special Meetings.

Special meetings of the shareholders of this Corporation may be called at any time by the holders of ten percent (10%) of the voting shares of the Corporation, or by the President, or by the Board of Directors or a majority thereof. Further, special meetings of the shareholders of this Corporation holding Series A-1 Preferred Stock or Series A-2 Preferred Stock may be called at any time by the holders of ten percent (10%) of the voting shares of Series A-1 Non-Convertible Preferred Stock or Series A-2 Convertible Preferred Stock, respectively, or by the President, or by the Board of Directors or a majority thereof. No business shall be transacted at any special meeting of shareholders except as is specified in the notice calling for said meeting, except that such provision shall not be applicable to a special meeting of the holders of Series A-1 Preferred Stock or Series A-2 Preferred Stock if said meeting is called by such shareholders. The Board of Directors may designate any place, either within or without the State of Nevada, as the place of any special meeting called by the president or the Board of Directors, and special meetings called at the request of the shareholders shall be held at such place, either within or without the State of Nevada, as may be determined by the shareholders calling said meeting and, in each case, placed in the notice of such meeting.

Prior to the September 23, 2013 amendment, this section stated:

.02 Special Meetings.

Special meetings of the shareholders of this Corporation may be called at any time by the holders of ten percent (10%) of the voting shares of the Corporation, or by the President, or by the Board of Directors or a majority thereof. No business shall be transacted at any special meeting of shareholders except as is specified in the notice calling for said meeting. The Board of Directors may designate any place, either within or without the State of Nevada, as the place of any special meeting called by the president or the Board of Directors, and special meetings called at the request of shareholders shall be held at such place in the State of Nevada, as may be determined by the Board of Directors and placed in the notice of such meeting.

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Amendment to Article III

Article III of the Company’s Bylaws has been deleted in its entirety and replaced with the following provision:

Article III.

Actions by Written Consent

.01 Directors.

Any corporate action required or permitted to be taken by the Articles of Incorporation, Bylaws, or the laws under which this Corporation is formed, at a meeting of the Board of Directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the Board of Directors or of the committee, except that such written consent is not required to be signed by:

(a)           A common or interested Director who abstains in writing from providing consent to the action. If a common or interested Director abstains in writing from providing consent:

(1)          The fact of the common directorship, office or financial interest must be known to the Board of Directors or committee before a written consent is signed by all the members of the Board of Directors or the committee.

(2)          Such fact must be described in the written consent.

(3)          The Board of Directors or committee must approve, authorize or ratify the action in good faith by unanimous consent without counting the abstention of the common or interested Director.

(b)           A Director who is a party to an action, suit or proceeding who abstains in writing from providing consent to the action of the Board of Directors or committee. If a Director who is a party to an action, suit or proceeding abstains in writing from providing consent on the basis that he or she is a party to an action, suit or proceeding, the Board of Directors or committee must:

(1)          Make a determination pursuant to NRS 78.751 that indemnification of the Director is proper under the circumstances.

(2)          Approve, authorize or ratify the action of the Board of Directors or committee in good faith by unanimous consent without counting the abstention of the Director who is a party to an action, suit or proceeding.

.02 Shareholders.

Any corporate action required by the Articles of Incorporation, Bylaws, or the laws under which this Corporation is formed, to be voted upon or approved at a duly called meeting of the shareholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by shareholders holding at least a majority of the voting power entitled to vote on such action, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

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Prior to the September 23, 2013 amendment, this section stated:

III. ACTIONS BY WRITTEN CONSENT.

Any corporate action required by the Articles of Incorporation, Bylaws, or the laws under which this Corporation is formed, to be voted upon or approved at a duly called meeting of the Directors or shareholders may be accomplished without a meeting if a written memorandum of the respective Directors or shareholders, setting forth the action so taken, shall be signed by all the Directors or shareholders, as the case may be.

Item 8.01:	Other Events

Planned Amendment to the Certificate of Incorporation

On September 23, 2013, the Board approved recommending to the shareholders the amendment of the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 100,000,000 to 200,000,000. The Company plans to take applicable steps to obtain shareholder approval very shortly. The Company will continue to have 100,000,000 authorized shares of preferred stock.

Amendment to the Audit Committee Charter

On September 23, 2013 the Board approved an amendment to the Charter of the Audit Committee to modify the composition of such committee so that it shall consist only of three independent members of the Board.

Termination of the Disclosure Committee

On September 23, 2013 the Board approved the termination of the Disclosure Committee which had previously consisted of all members of the entire Board of Directors. The Board concluded that activities pertaining to review, oversight and disclosure determinations need not be characterized as the actions of a separate committee consisting of all members of the Board and therefore terminated the committee.

Item 9.01:	Financial Statements and Exhibits

(d)	Exhibit List

Exhibit	Description

Exhibit 3.9	Amendment to the Corporation’s Bylaws, effective September 23, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CIG WIRELESS CORP.

By:	/s/ Paul McGinn
Name: Paul McGinn Title: President & Chief Executive Officer

Date:      September 27, 2013

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